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                                                                   Exhibit 10.27

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Agreement") is entered into as of October 1, 2007 in connection with (i) that certain Credit Agreement, dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC ("SWMP"), RENEGY, LLC ("Renegy"), RENEGY TRUCKING, LLC ("Renegy Trucking" and together with Renegy and SWMP, the "Borrowers"), the financial institutions from time to time party thereto (collectively, the "Lenders") and COBANK, ACB, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as letter of credit issuer, collateral agent and as a Lender, as amended (as further amended from time to time, the "Credit Agreement"), (ii) that certain Pledge Agreement, dated as of September 1, 2006, among Stone Axe Power Ranch, LLC, SWMP and COBANK, ACB (the "Stone Axe Pledge Agreement"), and
(iii) that certain Pledge Agreement, dated as of September 1, 2006, among New Mexico and Arizona Land Company, LLC, Renegy, Renegy Trucking and COBANK, ACB (the "NMALC Pledge Agreement"). Terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.

     WHEREAS, the Borrowers have entered into that certain Contribution and Merger Agreement, dated May 8, 2007, as amended (the "Merger Agreement"), by and among the Borrowers, Catalytica Energy Systems, Inc., a Delaware corporation ("Catalytica"), Renegy Holdings, Inc. ("Renegy Holdings"), Snowflake Acquisition Corporation, Robert M. Worsley, Christi M. Worsley and the Robert M. Worsley and Christi M. Worsley Revocable Trust, pursuant to which the Borrowers and Catalytica will combine their businesses and become wholly-owned subsidiaries of Renegy Holdings (the "Transaction").

     WHEREAS, the Borrowers have requested that Administrative Agent and the undersigned Lender(s) consent to the Transaction and the consummation of the transactions contemplated thereby.

     WHEREAS, the Borrowers have requested that the Required Lenders agree to amend the Credit Agreement in certain other respects as set forth herein.

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consents. The Administrative Agent and undersigned Lender(s) hereby:

          (a) consent to the Transaction and the related transactions contemplated by the Merger Agreement;

          (b) consent to the amendments to the Borrowers' articles of organization in substantially the forms attached hereto as Exhibit A in connection with the Transaction;

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          (c) consent to the execution of the Pledge and Security Agreement among Renegy Holdings, SWMP, Renegy, Renegy Trucking and COBANK, ACB in substantially the form of Exhibit B hereto (the "Renegy Holdings Pledge Agreement");

          (d) consent to the termination of the Stone Axe Pledge Agreement and the NMALC Pledge Agreement, effective as of the closing of the Transaction; and

          (e) consent to the filing of appropriate UCC financing statements, including, without limitation, UCC-1 and UCC-3 statements, in connection with the execution of the Renegy Holdings Pledge Agreement and the termination of the Stone Axe Pledge Agreement and the NMALC Pledge Agreement, as contemplated above.

     2. Waivers. The Administrative Agent and undersigned Lender(s) hereby:

          (a) waive any Default or Event of Default under the Credit Agreement, including without limitation, Sections 5.4.11, 6.5, 6.8, 6.11 and 8.1.13 thereto, or any defaults under the Collateral Documents, arising from any of the actions or matters set forth in Section 1 above; and

          (b) waive any Default or Event of Default under the Stone Axe Pledge Agreement and the NMALC Pledge Agreement, including without limitation, Sections 4.4, 4.5, 4.14, 5.3, 5.5 and 5.11 thereto, arising from any of the actions or matters set forth in Section 1 above.

     3. Amendments. The Credit Agreement is hereby amended as follows:

          (a) Exhibit A to the Credit Agreement is hereby amended to replace the definition of "Collateral Documents" with the following definition:

               "Collateral Documents" means the Mortgage, the Bond Pledge Agreement, the Renegy Holdings Pledge Agreement, the Security Agreement, each Consent, and any fixture filings, financing statements, or other similar documents filed, recorded or delivered in connection with the foregoing.

          (b) Exhibit A to the Credit Agreement is hereby amended to delete the following definitions in their entirety:

               "Pledge Agreement (NZ Land)"

               "Pledge Agreement (Stone Axe)"

          (c) Exhibit A to the Credit Agreement is hereby amended to add the following definition:

               "Renegy Holdings Pledge Agreement" means that certain Pledge Agreement among Borrowers and Collateral Agent, dated as of October 1, 2007.


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          (d) For the avoidance of doubt, as of the date hereof, any reference in the Credit Documents to "Pledge Agreement (NZ Land)" or "Pledge Agreement (Stone Axe)" shall mean the Renegy Holdings Pledge Agreement, and any reference to Exhibit D-3-A shall refer to the Renegy Holdings Pledge Agreement.

     4. Conditions. The consents, waivers and amendments set forth above are conditioned upon the timely delivery to the Administrative Agent of the executed Renegy Holdings Pledge Agreement and related ancillary documents upon completion of the Transaction as are reasonably satisfactory to and deemed necessary by the Administrative Agent.

     5. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the undersigned Lender(s) as follows:

          (a) The representations and warranties made by the Borrowers in
     Article 4 of the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Other than as addressed herein, no Default or Event of Default has occurred and is continuing.

          (c) No Material Adverse Effect has occurred and is continuing.

     6. Effect of Agreement. This Agreement, together with each exhibit referred and attached hereto, constitutes the entire and only understanding and agreement among the parties, and supersedes all proposals, oral or written, all negotiations, conversations or discussions among the parties, with respect to the subject matter hereof. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent.

     7. Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to rules of conflicts of laws (other than Section 5-1401 of the New York General Obligations
Law).

     9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. Counterparts. This Agreement may be executed in multiple originals and by counterpart.

                            [Signature Page Follows]


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     IN WITNESS HEREOF, the parties have caused this Agreement to be duly executed by their officers duly authorized as of the date first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY TRUCKING, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        COBANK, ACB,
                                        as Administrative Agent and a Lender


                                        By: /s/ David B. Willis
                                            ------------------------------------
                                        Name: David B. Willis
                                        Title: Managing Director, Energy
                                               Services, Communications and
                                               Energy Banking Group